                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):       SEPTEMBER 30, 2001
                                                     ------------------------


                              DVI RECEIVABLES CORP.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                     333-68043               33-0608442
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                               18929
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
                                                     --------------



         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending September 30, 2001, payment date October 11, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DVI Delaware Trust 1998-2
                                                           (Registrant)

                                            By:   DVI Receivables Corp.
                                                  Owner of Trust


Dated:     October 31, 2001                 By:   /s/ Steven Garfinkel
                                                  ------------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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